EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Mass Hysteria Entertainment Company, Inc. (the “Company”) on Form 10-K for the year ended November 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Grodnik, President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 15, 2011

/s/ Daniel Grodnik
Daniel Grodnik
President, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)